UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 Form 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported) September 5, 2006

                     Commission File Number 000-28638
                                            ----------

                   PACIFIC HEALTH CARE ORGANIZATION, INC.
                --------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)

     UTAH                                                   87-0285238
-------------------------------                      ----------------------
(State or other jurisdiction of                        (I.R.S. Employer
 incorporation or organization)                      Identification Number)

                    21 Toulon, Newport Beach, California
                  ----------------------------------------
                  (Address of principal executive offices)

                                   92660
                               -------------
                                 (Zip Code)

                               (949) 721-8272
                            -------------------
              (Registrant's Executive Office Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]  Written communications pursuant to Rule 425 under the Securities
          Act

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
          Act

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act



Item 5.02 Departure of directors or principal officers; election of directors; appointment of principal officers.

      On September 5, 2006, Mr. Doug Hikawa was appointed as the President of Medex Healthcare, Inc. ("Medex"), a wholly-owned subsidiary of Pacific Health Care Organization, Inc. ("PHCO"). Mr. Hikawa replaces Mr. Donald Balzano, who had been serving as the CEO of Medex until August 30, 2006.
A copy of the press release issued by PHCO on September 7, 2006 announcing the appointment of Mr. Hikawa is attached hereto as Exhibit 99.01 of this Form 8-K.

     Following is a brief description of the business background of Mr.
Hikawa:

     Doug Hikawa has served as the Senior Vice President of Medex Healthcare, Inc., since January 2002. In that capacity, he has been responsible to direct and coordinate the daily operations and activities of Medex. Prior to joining Medex, Mr. Hikawa served as the Vice President of Operations for Priority CompNet from April 1997 to December 2001. Like Medex, Priority CompNet was a Workers' Compensation HCO. As the Vice President of Operations, Mr. Hikawa's duties were similar to those he has been fulfilling with Medex. Mr. Hikawa earned a Bachelor of Science Degree in Business Administration from California State University, Long Beach in 1979. In August 1982, he gained certification as a Certified Self-Insurance Administrator (CSIA) with the State of California. He received an Associate of Risk Management (ARM) designation from the Insurance Institute of America in 1987. Mr. Hikawa also received the Certified Professional in Disability Management (CPDM) designation from the Insurance Education Association in 1999. Mr. Hikawa is 49 years old. Mr. Hikawa is not a director or nominee of any reporting issuer.

     There is no family relationship between Mr. Hikawa and any executive officer or director of PHCO.

Item 9.01 Exhibit and Financial Statements


     (a) Exhibits

     99.01 Press Release of Pacific Health Care Organization, Inc., dated September 7, 2006




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     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                              PACIFIC HEALTH CARE ORGANIZATION, INC.



Date: September 7, 2006       By: /S/ Tom Kubota
                              --------------------------------------------
                                      Tom Kubota, President

























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